SCHEDULE 14A INFORMATION
                      PROXY STATEMENT PURSUANT TO
                        SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

Commonwealth Cash Reserve Fund, Inc.
(Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies: ___________
2) Aggregate number of securities to which transaction applies: ______________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _________________________
4) Proposed maximum aggregate value of transaction: __________________________
5) Total fee paid: _______________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: ____________________________________________
2) Form, Schedule or Registration Statement No.: __________________________
3) Filing Party: ______________________________________________________
4) Date Filed: _______________________________________________________


_________________________________________________________

PROXY

COMMONWEALTH CASH RESERVE FUND, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
ON JULY 25, 1996
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Commonwealth Cash Reserve Fund, Inc.
(the "Fund") does hereby appoint Jeffrey A. Laine and Arthur E. Anderson II or either of them, attorneys and proxies of the undersigned, with full power of substitution to attend the Annual Meeting of Shareholders of the Fund to be held on July 25, 1996, at the Omni Hotel, 100 S. 12th Street, Richmond, Virginia 23219 at 11:00 a.m. Eastern Daylight Time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for such meeting on the matters listed below.

Management recommends a vote FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR the proposal indicated below if no choice is indicated.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

PROPOSAL 1: Election of Directors (vote for all nominees except any of the following whose name is stricken): Jeffrey A. Laine;
Robert J. Fagg, Jr.; Marty Margolis; Robert R. Sedivy; Giles
Dodd.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]



PROPOSAL 2: To ratify the selection of Price Waterhouse as Independent Accountants.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS
HEREON. When signing as custodian, attorney, trustee, etc., please sign your full title to as each. A corporation should sign by an authorized officer.

Dated: _________________________ , 1996


Signature


Signature
(if two signatures are required)

YOUR VOTE IS IMPORTANT.  PLEASE MARK,
DATE AND SIGN THIS PROXY AND RETURN
IT IN THE ENCLOSED ENVELOPE.

Account #
Shares as of June 15, 1996



________________________________________________________________

COMMONWEALTH CASH RESERVE FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 25, 1996

To the Shareholders of
Commonwealth Cash Reserve Fund, Inc.

An Annual Meeting (the "Meeting") of Shareholders of Commonwealth Cash Reserve Fund, Inc. (the "Fund"). will be held at 11:00 a.m. on July 25, 1996, at the Omni Richmond Hotel, 100 S. 12th Street, Richmond, Virginia 23219, for the following purposes:

1.	To elect five directors to hold office until the next annual meeting of shareholders and until their successors are duty elected and qualified.

2.	To ratify the selection by the Board of Directors of Price
Waterhouse as the Fund's independent accountants for the year ending March 31, 1997.

3.	To transact such other business as may properly come before the meeting or any adjournment of the Meeting.

Shareholders of record at the close of business on June 15, 1996, will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors

JEFFREY A. LAINE
President

Richmond, Virginia
July 1, 1996

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE SIGN AND
PROMPTLY RETURN THE ENCLOSED PROXY.  YOUR VOTE IS IMPORTANT NO MATTER
HOW
MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY,
DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER
SOLICITATION,
WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.


COMMONWEALTH CASH RESERVE FUND, INC.
P.O. Box 1192
Richmond, Virginia 23209-1192
(800) 338-3383

ANNUAL MEETING OF SHAREHOLDERS
to be held on July 25, 1996

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Commonwealth Cash Reserve Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund, and any adjournments thereof, to be held on July 25, 1996, at 11:00 a.m. at Omni Richmond Hotel, 100 S. 12th Street, Richmond, Virginia 23219, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

This Proxy Statement will be mailed on or about July 1, 1996 to shareholders of record on June 15, 1996.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for director stated herein and FOR each of the proposals listed in the accompanying Notice of Annual Meeting of Shareholders. A shareholder who executes and returns the enclosed form of proxy nevertheless may revoke it by giving another proxy or by letter or telegram directed to the Fund which must show the shareholder's name and account number. To be effective, such revocation must be received prior to the meeting. Any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

Proxy solicitations will be made primarily by mail, but such solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund or its Investment Advisor.
The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund, upon request, will reimburse nominees and other fiduciaries for their reasonable expenses in forwarding solicitation materials to their principals.

Voting Securities and Principal Holders

On June 15, 1996, there were 89,485,125.39 shares of the Fund's common stock outstanding held by 12 shareholders of record.

	Shareholders of record at the close of business on June 15, 1996 will be entitled to be present and to vote at the meeting. Each share of common stock is entitled to one vote, and fractional shares of common stock are entitled to proportionate shares of one vote. Shareholders do not have cumulative voting rights.

The presence, in person or by proxy, of shares representing at least a majority of the shares of the Fund outstanding as of June 15, 1996 is required for a quorum. If a quorum is not present, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting, in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote.


Set forth below is certain information as to all persons known to the Fund to own of record or beneficially 5% or more the Fund's shares on June 15, 1996.


	Name and Address		            # of Shares		             % of Shares


	Arlington County
	2100 Clarendon Boulevard		    17,436,362.610	             19.48%
	Arlington, VA  22201



	Prince William County
	1 County Complex Court		      15,134,763.940		            16.91%
	Prince William, VA 22192


	City of Norfolk
	810 Union Street		            13,359,612.190		            14.93%
	Norfolk, VA  23501


	City of Lynchburg
	P.O. Box 60		                 11,693,486.740		            13.07%
	Lynchburg, VA 245



	City of Roanoke
	P.O. Box 1451		               10,675,314.940		            11.93%
	Roanoke, VA 24007-1451


	City of Newport News
	2400 Washington Avenue		       9,165,824.630		            10.24%
	Newport News, VA 23607


	City of Fredericksburg
	715 Princess Anne Street		     4,746,513.540		             5.30%
	Fredericksburg, VA  22401



The Fund's management is not aware of any person, other than those named above, who beneficially owned 5% or more of the Fund's outstanding shares of common stock on June 15, 1996.



PROPOSAL 1:  ELECTION OF DIRECTORS

At the Meeting, five (5) directors will be elected to serve until their successors have been duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote at the Meeting for the election of the nominees named below as Directors of the Fund to serve until the next Annual Meeting of shareholders, and until their successors are elected and qualified. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election.

Information Concerning Nominees

The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the Fund's records:

                                                             Number and
                                                             Percentage of
                                                             Shares of the
Name, Address and           Principal Occupation             Fund's Common
Position                    During Past Five Years           Stock Beneficially
with the Fund               Years and Age                    Owned as of
                                                             June 15, 1996

*=Jeffrey A. Laine,         President, Commonwealth              0 (0%)
Director, President         Financial Group, Inc., 1994;
and Treasurer               President, Laine Financial
38 Cohasset Lane            Group, Inc., 1992-present;
Cherry Hill, New Jersey     Senior Vice President and Chief
08003                       Financial Officer of J.C.
                            Thompson & Associates, Inc.,
                            1989-1994; Senior Vice President
                            of Commonwealth Financial Group,
                            Inc., 1993-1994; Executive Vice
                            President and Chief Financial
                            Officer of Institutional Capital
                            Management Corporation, 1987-
                            1990; Treasurer, Van Lieu
                            Securities, 1989-1991; Senior
                            Vice President, Treasurer and
                            Chief Financial Officer of
                            Mariner Funds Services, 1987-
                            1992; Vice President and
                            Treasurer of Mariner Funds
                            Trust, 1987-1992; CPA with
                            Bowman & Company, certified
                            public accountants, 1982-1987;
                            Member of Comptroller's Staff,
                            Texaco, Inc. 1981-1982;
                            Accountant, RCA Corporation,
                            1981.  Age 38.


Giles Dodd, (Nominee)       Finance Assistant to City            0 (0%)
921 Lindsley Drive          Manager, City of Greenville,
Virginia Beach, VA          South Carolina, 1995 - 1996;
23454                       Finance Director, City of
                            Greenville, South Carolina, 1994
                            - 1995; Municipal Consultant,
                            1991 - 1993; Director of
                            Finance, City of Virginia Beach,
                            Virginia  1963 - 1993.  Member
                            International City Management
                            Association; Virginia Local
                            Government Management
                            Association, Government Finance
                            Officers Association; Past
                            President Virginia Government
                            Finance Officers Association.
                            Age 69.


=Robert J. Fagg, Jr.,       Director of the Annual Giving        0 (0%)
Director                    Program, Virginia Commonwealth
1605 Westcastle Drive       University, since 1981,
Richmond, VA 23233          Development Officer, 1974-1981;
                            Account Executive, Dupont Glore
                            Forgan,  1973-1974; Registered
                            Representative, Wheat, First
                            Securities, Inc., 1970-1973;
                            Registered Representative,
                            Abbott, Proctor and Paine, 1968-
                            1969.  Age 55.


*Marty Margolis,            Managing Director, Public            0 (0%)
(Nominee)                   Financial Management, Inc., 1987
345 Quarry Road             - present; Partner, Financial
Wellsville, PA 17365        Management Services, Inc., 1978
                            - 1987.  Age 51.

Robert R. Sedivy,           Vice President-Finance and           0 (0%)
(Nominee)                   Treasurer, Collegiate School,
3804 Wellesley Terrace      Richmond, Virginia, 1988 -
Circle                      present; Deputy Director,
Richmond, VA 23233          Science Museum of Virginia, 1986
                            - 1988; Administrator, Science
                            Museum of Virginia, 1985 - 1986;
                            Treasurer, Trinity College,
                            Washington, D.C., 1983 - 1985;
                            Director of Resource Management,
                            Loyola College, Baltimore,
                            Maryland, 1978 - 1983.  Member
                            Virginia Association of
                            Independent Schools, Financial
                            Officers Group.  Age 50.


* Indicates "interested person" as defined by the Investment Company Act of 1940 (the "Act"). Mr. Laine is an interested person by reason of his position as President of Commonwealth Financial Group, Inc., the Fund's Distributor." Mr. Margolis is an interested person by reason of his position as Managing Director of Public Financial Management, Inc., the Fund's Investment Adviser and Administrator.

= Indicates current member of the Board of Directors.

 As of June 15, 1996, none of the directors or nominees held any shares of the Fund.

	Five meetings of the Board of Directors were held during the fiscal year ended March 31, 1996. Each director attended at least 75% of the total number of meetings of the Board of Directors held during the period of such fiscal year in which each director was a director of the Fund.

	The fund does not have a standing audit committee or nominating committee.

Executive Officer

	In addition to its President (Mr. Laine) the Board has only the following executive officer.


Name, Address and        Principal Occupation or          Number and Percentage
Position                 Employment                       of Shares Owned as of
with the Fund                                             June 15, 1996


Arthur E. Anderson II    Partner, McGuire Woods Battle &         0 (0%)
Secretary                Boothe LLP, Richmond, Virginia.
                         Age 37.



Mr. Anderson has been Secretary of the Fund since October 1994. Mr. Anderson's law firm has been counsel to the Fund since June 13, 1994 and co-counsel since June 8, 1995. During the fiscal year ended March 31, 1996, Mr. Anderson's firm received an aggregate of $19,000.00 in payment for legal services. Aside from the fees paid to his firm, Mr. Anderson did not receive any remuneration for serving as the Fund's Secretary.

Compensation of Directors

The Fund does not pay fees or other compensation to directors who are "interested persons" as defined under the Investment Company Act of 1940.
The Fund pays Directors who are not interested persons an annual retainer of $1,000 plus $250 per meeting attended. For the fiscal year ended March 31, 1996, the Fund paid fees in the aggregate amount of $4,500.00. Directors who are not interested persons are also reimbursed for their out-of-pocket expenses related to attendance at the Board meetings.

Recommendation of the Board of Directors and Required Vote

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND ELECT ALL FIVE (5) NOMINEES FOR DIRECTORS.

	Nominees receiving a plurality of the votes cast by holders of shares present at the meeting in person or by proxy shall be elected as directors of the Fund.


PROPOSAL 2:  RATIFICATION OF INDEPENDENT ACCOUNTANTS.

 The Board of Directors, including the directors who are not "interested persons" of the Fund, has selected Price Waterhouse, Philadelphia, Pennsylvania to act as the Fund's independent accountants for the fiscal year ending March 31, 1997. Price Waterhouse has advised the Fund that it has no direct or indirect financial interest in the Fund. This selection is subject to ratification by the affirmative vote of a majority of the shares present, in person or by proxy at the meeting. It is intended that the persons named on the enclosed proxy card will vote in favor of Price Waterhouse; however, the enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of the selection.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE RATIFICATION OF PRICE WATERHOUSE AS THE FUND'S INDEPENDENT ACCOUNTANTS.

	No representative of Price Waterhouse is expected to be present at the Meeting.



OTHER MATTERS

The Board of Directors is not aware of any other matters which may come before the meeting.

Under Virginia law, the Fund is not required to hold annual meetings, and does not intend to do so unless there are matters required to be acted upon by shareholders. In the event the Fund holds an annual meeting, it will inform shareholders thereof and the date by which proposals of shareholders must be received for inclusion in the Proxy Statement and Form of Proxy for the annual meeting. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund hereinafter called must be received by the Fund a reasonable time before the Board of Director's solicitation relating thereto is made in order to be included in the Fund's Proxy Statement and Form of Proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guaranty that this proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

IT IS lMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY FORM AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE.


GENERAL INFORMATION


	Public Financial Management, Inc., whose offices are located at Governor's Plaza North, 2101 North Front Street, Building 3, Suite 200, Harrisburg, Pennsylvania 17110, serves as the Fund's Investment Adviser and Administrator. Public Financial Management, Inc., formerly a subsidiary of Marine Midland Bank, has served as the Fund's investment adviser since March 15, 1994. In November 1995, all of the outstanding stock of Public Financial Management, Inc. was purchased by a Pennsylvania corporation all of the shares of which are held by individuals who are managing directors of Public Financial Management, Inc., including Mr. Margolis, who has been nominated to serve on the Fund's Board of Directors. The Fund's distributor is Commonwealth Financial Group, Inc., 38 Cohasset Lane, Cherry Hill, New Jersey 08003.